                                                                  Exhibit 99.2

ITEM 7(b): PRO FORMA FINANCIAL INFORMATION

On May 9, 2002, United Industries Corporation (United) completed its merger with Schultz Company (Schultz). United will account for its acquisition of Schultz using the purchase method of accounting, and accordingly, the purchase price will be allocated to the tangible and intangible assets of Schultz acquired, and the liabilities of Schultz assumed, on the basis of their values as of the acquisition date. The fiscal year of United ends on December 31. The fiscal year of Schultz ends on September 30. The United and Schultz balance sheets as of March 31, 2002, have been combined as if the merger had occurred on March 31, 2002. The United statement of operations for the year ended December 31, 2001 has been combined with the unaudited Schultz statement of operations for the twelve months ended December 31, 2001, for the purposes of providing the unaudited combined pro forma results of operations after giving effect to the merger as if it had occurred on January 1, 2001. The results of operations for United and Schultz for the three-months ended March 31, 2002 have been combined for the purposes of providing the unaudited combined pro forma results of operations after giving effect to the merger as if it had occurred on January 1, 2002.

The unaudited pro forma financial statements are presented for illustrative purposes only and not necessarily indicative of the financial position or operating results that would have actually occurred had the merger been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of future financial position or operating results.

The allocation of the purchase price reflected is the unaudited pro forma combined financial statements is preliminary. The actual purchase price allocation to reflect the fair values of assets acquired and liabilities assumed will be completed when United finishes its valuation of such assets acquired and liabilities assumed will be completed when United finishes its valuation of such assets and liabilities. The valuation will be completed during the third quarter of 2002. The final purchase price allocation may differ significantly from the preliminary allocation included in this report.

The unaudited pro forma financial statements should be read in conjunction with United's audited consolidated financial statements and related notes included in United's annual report on Form 10-K for the year ended December 31, 2001 and the audited consolidated financial statements and related notes of Schultz for the year ended September 30, 2001, included in this report on Form 8-K/A.

                          UNITED INDUSTRIES CORPORATION

                             PRO FORMA BALANCE SHEET

                                 MARCH 31, 2002

                             (DOLLARS IN THOUSANDS)

                                   (UNAUDITED)

                                                                                                             United
                                                                                               Pro Forma    Pro Forma
                                                              United          Schultz         Adjustments   Combined
                                                           -------------    -------------    ---------------------------
ASSETS

Current assets:
     Cash and cash equivalents                             $          -     $          2     $        -    $          2
     Accounts receivable (less allowance for
          doubtful accounts of $2,845 and $573
          for United and Schultz respectively)                  106,083           23,934              -         130,017
     Inventories                                                 61,472           15,519              -          76,991
     Deferred income tax                                              -              295              -             295
     Prepaid expenses                                             5,763              896              -           6,659
                                                           -------------    -------------    -----------   -------------
       Total current assets                                     173,318           40,646              -         213,964

Equipment and leasehold improvements                             26,642            3,494              -          30,136
Deferred income tax                                             112,505                -              -         112,505
Goodwill and intangible assets                                   42,833                -         39,368 D        82,201
Other assets                                                     11,953              785          2,168 E        14,906
                                                           -------------    -------------    -----------   -------------
       Total assets                                        $    367,251     $     44,925     $   41,536    $    453,712
                                                           =============    =============    ===========   =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Current maturities of long-term debt and
        capital lease obligation                           $      5,852     $        297     $        -    $      6,149
     Accounts payable                                            40,177           16,802              -          56,979
     Accrued expenses                                            39,209            5,202          1,185 F        45,596
     Short-term borrowings                                       58,377                -          8,384 G        66,761
                                                           -------------    -------------    -----------   -------------
       Total current liabilities                                143,615           22,301          9,569         175,485

Long-term debt                                                  345,507           14,539         14,434 G       374,480
Capital lease obligation                                          4,133               92              -           4,225
Other liabilities                                                 9,765              513              -          10,278
                                                           -------------    -------------    -----------   -------------
       Total liabilities                                        503,020           37,445         24,003         564,468

Stockholders' earnings (deficit)
     Common stock                                                   556                4             42 H           602
     Preferred stock                                                  -                -              -               -
     Treasury stock                                                   -             (200)           200 I             -
     Warrants and options                                        11,745                -              -          11,745
     Additional paid-in capital                                 152,543              977         21,877 J       175,397
     Accumulated earnings (deficit)                            (297,768)           6,699         (4,586)K      (295,655)
     Accumulated other comprehensive loss                          (145)               -              -            (145)
     Common stock held in grantor trust                          (2,700)               -              -          (2,700)
                                                           -------------    -------------    -----------   -------------
       Total stockholders' deficit                             (135,769)           7,480         17,533        (110,756)
                                                           -------------    -------------    -----------   -------------
       Total liabilities and stockholders' deficit         $    367,251     $     44,925     $   41,536    $    453,712
                                                           =============    =============    ===========   =============

           See accompanying notes to pro forma financial statements.

                          UNITED INDUSTRIES CORPORATION

                       PRO FORMA STATEMENT OF OPERATIONS

                    FOR THE THREE MONTHS ENDED MARCH 31, 2002

                             (DOLLARS IN THOUSANDS)

                                   (UNAUDITED)

                                                                                                                United
                                                                                        Pro Forma              Pro Forma
                                             United                Schultz             Adjustments              Combined
                                        ------------------     -----------------   --------------------   --------------------
Sales before promotion expense          $         149,191      $         35,980    $                 -    $           185,171
Promotion expense                                  12,800                   482                      -                 13,282
                                        ------------------     -----------------   --------------------   --------------------
Net sales                                         136,391                35,498                      -                171,889
                                        ------------------     -----------------   --------------------   --------------------

Operating costs and expenses:
Cost of goods sold                                 87,163                26,213                      -                113,376
Selling, general and administrative
  expenses                                         27,239                 4,275                    196 A               31,710
                                        ------------------     -----------------   --------------------   --------------------

Total operating costs and expenses                114,402                30,488                    196                145,086

                                        ------------------     -----------------   --------------------   --------------------
Operating income                                   21,989                 5,010                   (196)                26,803
Interest expense                                    8,512                   174                    493 B                9,179
                                        ------------------     -----------------   --------------------   --------------------
Income before provision for income
  taxes                                            13,477                 4,836                   (689)                17,624
Income tax expense                                  3,315                 1,770                   (169)C                4,916
                                        ------------------     -----------------   --------------------   --------------------
Net income                              $          10,162      $          3,066    $              (520)   $            12,708
                                        ==================     =================   ====================   ====================


           See accompanying notes to pro forma financial statements.

                          UNITED INDUSTRIES CORPORATION

                        PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                             (DOLLARS IN THOUSANDS)

                                   (UNAUDITED)

                                                                                                                United
                                                                                        Pro Forma              Pro Forma
                                             United                Schultz             Adjustments              Combined
                                        ------------------     -----------------   --------------------   --------------------
Sales before promotion expense          $         297,776      $         97,356    $                 -    $           395,132
Promotion expense                                  24,432                 1,746                      -                 26,178
                                        ------------------     -----------------   --------------------   --------------------
Net sales                                         273,344                95,610                      -                368,954
                                        ------------------     -----------------   --------------------   --------------------

Operating costs and expenses:
Cost of goods sold                                148,371                76,134                      -                224,505
Selling, general and administrative
  expenses                                         74,689                13,909                    787 A               89,385
Facilities and organizational
  rationalization                                   5,550                     -                      -                  5,550
                                        ------------------     -----------------   --------------------   --------------------

Total operating costs and expenses                228,610                90,043                    787                319,440
                                        ------------------     -----------------   --------------------   --------------------
Operating income                                   44,734                 5,567                   (787)                49,514
Interest expense                                   35,841                   764                  1,972 B               38,577
                                        ------------------     -----------------   --------------------   --------------------
Income before provision for income
  taxes                                             8,893                 4,803                 (2,759)                10,937
Income tax expense                                  2,167                 1,940                   (672)C                3,435
                                        ------------------     -----------------   --------------------   --------------------
Net income                              $           6,726      $          2,863    $            (2,087)   $             7,502
                                        ==================     =================   ====================   ====================

           See accompanying notes to pro forma financial statements.

                          UNITED INDUSTRIES CORPORATION

                          NOTES TO PRO FORMA STATEMENTS
                             (DOLLARS IN THOUSANDS)


      A Represents the amortization expense of acquired intangibles related to the merger. Intangibles are being amortized over 25 years. The Company has preliminarily allocated 50% of the purchase price in excess of the fair value of assets acquired and liabilities assumed to intangibles and 50% to goodwill.

      B Represents incremental interest expense related to the additional borrowings $35,000 Term B debt incurred related to the merger. Effective interest rate used was 6%.

      C    Represents tax benefit for Pro Forma adjustments.

      D Represents the allocation of the purchase price in excess of the fair value of assets acquired and liabilities assumed, as follows:

           Cash consideration ............................. $17,840
           United common stock ............................  22,900
           Debt issuance costs ............................   2,168
           Professional fees ..............................   1,827
                                                            -------
           Purchase price .................................  44,735
           Fair value of assets acquired and
             liabilities assumed ..........................  (5,367)
                                                            -------
           Intangibles and goodwill ....................... $39,368
                                                            =======

      E    Represents debt issuance costs related to the merger.

      F    Represents accrued professional fees incurred related to the merger.

      G Represents add-on to Term B debt of $35,000 less pay-off of Schultz revolver of $20,566. Short-term borrowing amount represents additional borrowing needed on the Company's revolving credit facility. The incremental borrowing rate of the Company's revolver is 8%. A ten percent change in the Term B and revolver interest rate would cause interest expense to increase or decrease $277.

      H Represents the issuance of United's and the elimination of Schultz common. The Company issued 4.58 million shares of its $.01 par value common stock with an estimated fair value of $22,900.

      I    Elimination of Schultz treasury stock.

      J    Represents excess of common stock par value.

      K    Elimination of Schultz Accumulated Earnings.